EXHIBIT 99.1

                     RESOURCE MORTGAGE CAPITAL, INC.
                       Consolidated Balance Sheets
                      (Thousands except share data)

                                           September 30,      December 31,
                                               1996               1995
<
S
>
A
S
S
E
T
S
I
n
v
e
s
t
m
e
n
t
s
:
 M
o
r
t
g
a
g
e
i
n
v
e
s
t
m
e
n
t
s
:
  Collateral for CMOs                       $2,894,434         1,028,935
  Mortgage securities                        1,340,400         2,149,416
 M                                             190,253           247,633
 o
 r
 t
 g
 a
 g
 e
 l
 o
 a
 n
 s
 i
 n
 w
 a
 r
 e
 h
 o
 u
 s
 e
 N                                              47,500            -
 o
 t
 e
 r
 e
 c
 e
 i
 v
 a
 b
 l
 e
                                             4,472,587         3,425,984

C                                                13,752            22,229
a
s
h
A                                                10,104            14,851
c
c
r
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e
d
i
n
t
e
r
e
s
t
r
e
c
e
i
v
a
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e
O                                                16,946            26,974
t
h
e
r
a
s
s
e
t
s

                                             4,513,389         3,490,038

L
I
A
B
I
L
I
T
I
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S
A
N
D
S
H
A
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H
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'
E
Q
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Y

L
I
A
B
I
L
I
T
I
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S
:
C   2,710,648                                                     949,139
o
l
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m
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g
a
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s
R                                             1,226,401         1,983,358
e
p
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a
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a
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t
s
N                                                94,969           154,041
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p
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a
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A                                                 3,807             5,278
c
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a
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O                                                29,721            43,399
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s

                                             4,065,546         3,135,215

S
H
A
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H
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D
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S
'
E
Q
U
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Y
:
P
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$
 .
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 5
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d
:
  9.75% Cumulative Convertible
                      Series A
          1,552,500 issued and       35,460                        35,460
                   outstanding
     ($37,260 aggregate
  liquidation preference)
  9.55% Cumulative Convertible
                      Series B
          2,196,824 issued and       51,425                        51,425
                   outstanding
     ($53,822 aggregate
  liquidation preference)
C
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 2
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 a                                                  206               202
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A                                               289,085           281,508
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N      65,596                                                      (4,759)
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(
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R                                                 6,071            (9,013)
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n
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s
(
d
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f
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c
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t
)

                                               447,843           354,823

                                             4,513,389         3,490,038


                     RESOURCE MORTGAGE CAPITAL, INC.
                       Consolidated Balance Sheets
                      (Thousands except share data)



                           Q                        N
                           u                        i
                           a                        n
                           r                        e
                           t                        M
                           e                        o
                           r                        n
                           E                        t
                           n                        h
                           d                        s
                           e                        E
                           d                        n
                           S                        d
                           e                        e
                           p                        d
                           t                        S
                           e                        e
                           m                        p
                           b                        t
                           e                        e
                           r                        m
                           3                        b
                           0                        e
                           ,                        r
                                                    3
                                                    0
                                                    ,

                               1996        1995        1996         1995
I
n
t
e
r
e
s
t
i
n
c
o
m
e
:
 C                         $              $             $             $
 o                           40,237       18,234      95,880       40,940
 l
 l
 a
 t
 e
 r
 a
 l
 f
 o
 r
 C
 M
 O
 s
 M
 o                           33,388       42,110      105,344      122,695
 r
 t
 g
 a
 g
 e
 s
 e
 c
 u
 r
 i
 t
 i
 e
 s
 M
 o                           4,025        6,406       26,505       24,941
 r
 t
 g
 a
 g
 e
 l
 o
 a
 n
 s
 i
 n
 w
 a
 r
 e
 h
 o
 u
 s
 e
 N
 o                           763          -           1,175        -
 t
 e
 r
 e
 c
 e
 i
 v
 a
 b
 l
 e


                            78,413       66,750      228,904      188,576

I
n
t
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r
e
s
t
a
n
d
r
e
l
a
t
e
d
e
x
p
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n
s
e
:
 C
o                                         14,557
l                            31,191                   75,270       34,747
l
a
t
e
r
a
l
i
z
e
d
m
o
r
t
g
a
g
e
o
b
l
i
g
a
t
i
o
n
s
 R
 e                           25,190       35,130      88,150       111,441
 p
 u
 r
 c
 h
 a
 s
 e
 a
 g
 r
 e
 e
 m
 e
 n
 t
 s
 N
 o                           1,743        3,192       6,588        9,045
 t
 e
 s
 p
 a
 y
 a
 b
 l
 e
 O
 t                           387          791         2,083        3,182
 h
 e
 r
 P
 r                           900          1,174       1,700        1,636
 o
 v
 i
 s
 i
 o
 n
 f
 o
 r
 l
 o
 s
 s
 e
 s


                            59,411       54,844      173,791      160,051

N
e                             19,002       11,906      55,113       28,525
t
i
n
t
e
r
e
s
t
m
a
r
g
i
n

G
a                             1,912        2,307       14,615       7,157
i
n
o
n
s
a
l
e
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f
a
s
s
e
t
s
O
t                             89           316         1,112        2,235
h
e
r
i
n
c
o
m
e
G
e                             (4,445)      (4,401)     (15,700)     (13,152)
n
e
r
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l
a
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d
a
d
m
i
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i
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t
r
a
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i
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x
p
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n
s
e
s
N
e                           $             $            $            $
t                             16,558       10,128      55,140       24,765
i
n
c
o
m
e

N
e                             16,558       10,128      55,140       24,765
t
i
n
c
o
m
e
D
i                             (2,195)      (908)       (6,581)      (908)
v
i
d
e
n
d
s
o
n
p
r
e
f
e
r
r
e
d
s
t
o
c
k
N
e $                                      $            $            $
t                             14,363       9,220       48,559       23,857
i
n
c
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e
a
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a
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r
s

P
e
r
c
o
m
m
o
n
s
h
a
r
e
:
  Primary                  $              $             $             $
                            0.70         0.46        2.38         1.19
  Fully diluted            $              $             $             $
                            0.68         0.46        2.28         1.19

W
e
i
g
h
t
e
d
a
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e
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u
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f
c
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m
m
o
n
 s
h
a
r
e
s
o
u
t
s
t
a
n
d
i
n
g
  Primary
                            20,510,77    20,129,0    20,385,59    20,104,26
                            7            11          2            5
  Fully diluted
                            24,260,10    21,686,8    24,134,91    20,619,04
                            1            70          6            5